UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2013

SAIC, INC.

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

(Exact names of registrants as specified in their charters)

DELAWARE	001-33072 000-12771	20-3562868 95-3630868
(State or other Jurisdiction of Incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

1710 SAIC Drive, McLean, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ telephone number, including area code: (703) 676-4300

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

Election of Directors

In connection with the planned separation of SAIC Gemini, Inc. (“New SAIC”) from SAIC, Inc. (“SAIC”), on September 9, 2013, the Board of Directors (the “Board”) of SAIC appointed each of David G. Fubini, Robert S. Shapard and Noel B. Williams to serve as a director of SAIC, effective upon the Distribution Date (as defined below). Effective on their appointment to the Board, Mr. Fubini will serve as a member of the human resources and compensation committee, Mr. Shapard will serve as a member of the audit committee, Ms. Williams will serve as a member of the ethics and corporate responsibility committee and each of Mr. Fubini, Mr. Shapard and Ms. Williams will serve as a member of the finance committee. Each of Mr. Fubini, Mr. Shapard and Ms. Williams will receive compensation as a director consistent with SAIC’s other non-employee directors.

Item 7.01. Regulation FD Disclosure.

Separation of New SAIC

On September 9, 2013, SAIC, Inc. (“SAIC”) announced that its board of directors has approved a pro rata dividend of the common stock of its subsidiary, SAIC Gemini, Inc. (“New SAIC”), to be made on September 27, 2013 or such other date that the conditions to the distribution set forth in the Distribution Agreement (described below) are satisfied or waived (the “Distribution Date”) to SAIC, Inc. stockholders of record as of the close of business on the New York Stock Exchange on September 19, 2013 (the “Record Date”). On the Distribution Date, SAIC stockholders of record will receive one share of New SAIC for every seven shares of SAIC common stock held by such stockholder on the Record Date. No fractional shares of New SAIC common stock will be distributed. Fractional shares of New SAIC common stock will be aggregated and sold on the open market, and the aggregate net proceeds of the sales will be distributed ratably in the form of cash payments to SAIC stockholders who would otherwise be entitled to receive a fractional share of New SAIC common stock. Also on the Distribution Date, SAIC, Inc. will be renamed Leidos Holdings, Inc.

The distribution will be made pursuant to the terms of a Distribution Agreement (the “Distribution Agreement”) to be entered into between SAIC and New SAIC. The Distribution Agreement sets forth, among other things, the agreements between SAIC and New SAIC regarding the principal actions needed to be taken in connection with the separation. It will also set forth other agreements that govern certain aspects of the relationship between SAIC and New SAIC following the separation. A summary of certain important features of the Distribution Agreement can be found in the information statement attached to the Registration Statement on Form 10 (the “Registration Statement”) of New SAIC filed with the Securities and Exchange Commission under the section entitled “Certain Relationships and Related Party Transactions,” which is incorporated by reference herein. The description of the Distribution Agreement set forth hereunder is qualified in its entirety by reference to the terms and conditions of the Distribution Agreement, a form of which is filed as an exhibit to the Registration Statement.

In addition to the Distribution Agreement, SAIC and New SAIC will enter into certain ancillary agreements, including an Employee Matters Agreement, a Tax Matters Agreement, a Transition Services Agreement and certain other agreements in connection with the spin-off. A summary of certain important features of these agreements can be found in the information statement attached to the Registration Statement under the section entitled “Certain Relationships and Related Party Transactions,” which is incorporated by reference herein. The descriptions of these agreements are qualified in their entirety by reference to the terms and conditions of such agreements, forms of which are filed as exhibits to the Registration Statement.

All stockholders of SAIC are urged to read the aforementioned agreements carefully and in their entirety. The descriptions of the aforementioned agreements have been included to provide you with information regarding their terms. They are not intended to provide any other factual information about SAIC or New SAIC.

Reverse Stock Split

SAIC also announced that it will effect a reverse stock split whereby every four shares of SAIC common stock whether issued and outstanding, held by SAIC as treasury stock or authorized but unissued will be converted into one share of SAIC common stock. The reverse stock split will take effect immediately following the separation on the Distribution Date.

Investor Conference

Management of SAIC and New SAIC will hold a joint Investor Day at the Waldorf Astoria Hotel in New York City on September 11, 2013, beginning at approximately 8:25 a.m. Eastern. A live video broadcast of the event along with presentation materials will be available to the public through links on the Investor Relations section of the SAIC website at http://Investors.SAIC.com.

This press release is furnished herewith as Exhibit 99.1, and shall not be deemed filed for purposes of the Securities Exchange Act of 1934.

Forward-Looking Statements

Certain statements in discussed herein contain or are based on “forward-looking” information within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, these forward-looking statements can be identified by words such as “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “guidance,” and similar words or phrases. These statements reflect SAIC’s belief and assumptions as to future events that may not prove to be accurate. Actual performance and results may differ materially from the forward-looking statements made herein depending on a variety of factors, including: developments in the U.S. Government defense budget, including budget reductions, implementation of spending cuts (sequestration) or changes in budgetary priorities; delays in the U.S. Government budget process or approval to raise the U.S. debt ceiling; delays in the U.S. Government contract procurement process or the award of contracts; delays or loss of contracts as result of competitor protests; changes in U.S. Government procurement rules, regulations and practices; SAIC’s compliance with various U.S. Government and other government procurement rules and regulations; governmental reviews, audits and investigations; SAIC’s ability to effectively compete and win contracts with the U.S. Government and other customers; SAIC’s ability to attract, train and retain skilled employees, including its management team, and to obtain security clearances for its employees; SAIC’s ability to accurately estimate costs associated with its firm-fixed-price and other contracts; SAIC’s ability to comply with certain agreements entered into in connection with the CityTime matter; cybersecurity, data security or other security threats, systems failures or other disruptions of its business; resolution of legal and other disputes with SAIC’s customers and others or legal or regulatory compliance issues; SAIC’s ability to effectively acquire businesses and make investments; SAIC’s ability to maintain relationships with prime contractors, subcontractors and joint venture partners; SAIC’s ability to manage performance and other risks related to customer contracts, including complex engineering or design build projects; the failure of SAIC’s inspection or detection systems to detect threats; the adequacy of SAIC’s insurance programs designed to protect it from significant product or other liability claims; SAIC’s ability to manage risks associated with its international business; SAIC’s ability to declare future dividends based on its earnings, financial condition, capital requirements and other factors, including compliance with applicable laws and contractual agreements; risks associated with the spin-off of SAIC’s technical, engineering and enterprise information technology services business, such as disruption to business operations, unanticipated expenses, significant transaction costs and/or liabilities, the timing of the spin-off or a failure to complete the spin-off or realize the expected benefits of the spin-off; and SAIC’s ability to execute its business plan and long-term management initiatives effectively and to overcome these and other known and unknown risks that SAIC faces. These are only some of the factors that may affect the forward-looking statements contained herein. For further information concerning risks and uncertainties associated with SAIC’s business, please refer to the filings SAIC makes from time to time with the U.S. Securities and Exchange Commission, including the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Legal Proceedings” sections of SAIC’s latest annual report on Form 10-K and quarterly reports on Form 10-Q.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d) EXHIBITS

Exhibit Number	Title

99.1	Press Release dated September 9, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SAIC, INC.

By:	/s/ Raymond L. Veldman
	Name:	Raymond L. Veldman
	Title:	Senior Vice President and Secretary

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

By:	/s/ Raymond L. Veldman
	Name:	Raymond L. Veldman
	Title:	Senior Vice President and Secretary

Dated: September 10, 2013